CGM
AMERICAN
TAX FREE FUND
8th Quarterly  Report
September 30, 1995

A No-Load Fund


CGM LOGO
(Man Fencing)


Investment Adviser
CAPITAL GROWTH MANAGEMENT
Limited Partnership

TO OUR SHAREHOLDERS:

CGM American Tax Free Fund increased 3.0% During the third quarter of 1995 compared to an increase of 2.9% For the Lehman Municipal Bond Index. Returns for the first nine months of the year were +12.0% For CGM American Tax Free Fund and +12.8% For the Lehman Municipal Bond Index.

The stock market believes the "soft landing" has occurred. Economic expansion has slowed somewhat as indicated by average monthly gains in employment, which are decidely lower than in 1994, but still in the plus territory to the tune of 150,000 additional jobs. Gross Domestic Product increased at a rate of just 1.1% In the second quarter versus a 2.7% Gain in the first quarter. However, we expect the rate could climb to roughly 2.5% In the recently completed third quarter. Nonetheless, the pace of recovery is hardly strong enough to rekindle fears of inflation. Some heavy capital goods sectors of the economy are slowing, but we could see gains in consumer spending now that the hot summer is over. Though the signals are mixed, we believe the slow recovery is still under way.

Sizeable gains in corporate profits combined with lower interest rates have fueled an unusually strong stock market this year. Seldom does the cost of money decline while the economy is improving. From this point in the economic cycle, we can expect moderate gains in profits and level or even slightly lower interest rates resulting in more modest gains in security prices.

Given the current scenario, why could long-term bond rates decline from present levels? Simply answered, the bond market is influenced by more than supply and demand for funds. Factors that could nudge rates lower are reduced inflation, some progress in curbing government spending, lowering the budget deficit and perhaps, down the road, a balanced budget. Bond investors would be impressed by early signs of a change in direction toward fiscal conservatism.

The CGM American Tax Free portfolio benefited from a narrowing in quality spreads as rates fell and investors sought increasingly higher yields. The coupon and maturity structure of the portfolio is such that it does well in a flat to modestly improving interest rate environment. As a class, tax exempt securities remain inexpensive relative to taxable alternatives as a result of flat tax talk. On the other hand, an imbalance of demand and new issue supply has created a situation in which tax exempt securities are trading more like commodities than at any other time in recent history. Despite the fact that new issues are dominated by insured bonds, credit selection has added far less to performance than has the portfolio's structure vis a vis coupon and callability.

CGM American Tax Free Fund holds significant positions in industrial development, health care and insured bonds. The three largest holdings are Hodge Louisiana (Stone Container), Howard County, Maryland Multi-family Housing (Avalon Corp) and Ramsey and Washington Counties, Minnesota Resource Recovery Bonds.

                                               /s/ Robert L. Kemp
                                               --------------------------------
                                                   Robert L. Kemp
                                                   President
October 12, 1995

------------------------------------------------------------------------------
INVESTMENT PERFORMANCE
(unaudited)

Total Return for Periods Ended September 30, 1995

                                        CGM AMERICAN  LIPPER GENERAL MUNICIPAL
                                        TAX FREE FUND      DEBT FUND AVERAGE
                                        ------------- -------------------------
1 Year ...............................      +10.4%                9.8%
9 Months .............................      +12.0                11.6
3 Months .............................       +3.0                 2.3

The Fund's total return since inception (November 10, 1993) through September 30, 1995 is +3.0%. The adviser has agreed to absorb the Fund's total operating expenses through December 31, 1995. Otherwise, the Fund's total return since inception, and for the one-year, nine-month and three-month periods ended September 30, 1995 would have been lower.

Lipper Analytical Services, Inc. is an independent mutual fund ranking service. The performance data contained in the report represent past performance. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

INVESTMENTS AS OF SEPTEMBER 30, 1995
(unaudited)
MUNICIPAL BONDS -- 97.3% OF TOTAL NET ASSETS

                                                       FACE
                                                       AMOUNT          VALUE(A)
                                                       ------          --------
CALIFORNIA -- 2.2%
  Castaic Unified School District,
    0%, 5/01/18 ..................................  $1,000,000      $   252,530
                                                                    -----------
FLORIDA -- 2.3%
  Polk County Industrial Development Authority
    Revenue Bonds (IMC Fertilizer),   7.525%,
    1/01/15 ......................................     250,000          262,378
                                                                    -----------
ILLINOIS -- 9.5%
  Chicago Toll Bridge, 6.50%, 1/01/10 ............     250,000          251,265
  Illinois Health Facilities Authority
    Revenue Bonds (Lutheran Health System),
    6.00%, 4/01/18 ...............................     500,000          481,505
  Illinois Health Facilities Authority
    Revenue Bonds (Evangelical Health),
    6.25%, 4/15/22 ...............................     350,000          343,329
                                                                    -----------
                                                                      1,076,099
                                                                    -----------
KENTUCKY -- 4.6%
  Kenton County Airport Revenue Bonds
    (Delta Airlines), 6.75%, 2/01/02 .............     500,000          523,450
                                                                    -----------
LOUISIANA -- 9.5%
  Hodge Utility Revenue Bonds
    (Stone Container), 9.00%,
    3/01/10 ......................................   1,000,000        1,085,440
                                                                    -----------
MARYLAND -- 7.1%
  Howard County Multifamily, Chase
    Glen Apartments, 7.00%, 7/01/24 ..............     750,000          806,677
                                                                    -----------
MASSACHUSETTS -- 6.5%
  Massachusetts State Health & Education
    (Newton-Wellesley Hospital),
    7.00%, 7/01/15 ...............................     200,000          218,644
  Massachusetts State Turnpike Authority,
    5.125%, 1/01/23 ..............................     250,000          223,255
  University of Massachusetts Building
    Authority, 6.625%, 5/01/08 ...................     260,000          291,824
                                                                    -----------
                                                                        733,723
                                                                    -----------
(unaudited)
MUNICIPAL BONDS -- (CONTINUED)
                                                       FACE
                                                      AMOUNT           VALUE(A)
                                                      ------           --------
MICHIGAN -- 9.2%
  Greater Detroit Resource Recovery,
    9.25%, 12/13/08 ..............................  $  500,000      $   518,415
  Michigan State Housing Development, 7.05%,
    10/01/12 .....................................     500,000          526,705
                                                                    -----------
                                                                      1,045,120
                                                                    -----------
MINNESOTA -- 4.7%
  Ramsey & Washington Counties (Resource
    Recovery Revenue), 6.75%, 12/01/06 ...........     500,000          533,475
                                                                    -----------
NEVADA -- 2.4%
  Clark County Industrial Development
    Revenue Bonds (Nevada Power), 7.20%, 10/01/22      250,000          270,977
                                                                    -----------
NEW YORK -- 7.4%
  Metro Transportation Authority,
    5.45%, 7/01/07 ...............................     250,000          244,677
  New York General Obligation Bonds
    Series B, 8.25%, 6/01/05 .....................     100,000          116,700
  New York State Dormitory Authority
    Revenue Bonds, 5.75%, 7/01/13 ................     250,000          239,003
  New York State Dormitory Authority
    Revenue Bonds, 5.875%, 5/15/11 ...............     250,000          246,342
                                                                    -----------
                                                                        846,722
                                                                    -----------
NORTH CAROLINA -- 2.1%
  Fayetteville Public Works Co.,
    5.375%, 3/01/20 ..............................     250,000          234,655
                                                                    -----------
PENNSYLVANIA -- 2.3%
  Pennsylvania State Higher Education
    (Temple University), 7.40%, 10/01/10 .........     250,000          260,815
                                                                    -----------
PUERTO RICO -- 2.3%
  Puerto Rico Electric Power Authority,
    6.125%, 7/01/09 ..............................     250,000          264,408
                                                                    -----------

TEXAS -- 5.8%
  Alliance Airport Authority Special Facilities
    Revenue Bonds (American Airlines Inc.
    Project), 7.00%, 12/01/11 ...................      250,000          267,815
  Arlington General Obligation Bonds,
    5.375%, 8/15/12 .............................      400,000          386,840
                                                                    -----------
                                                                        654,655
                                                                    -----------

(unaudited)
MUNICIPAL BONDS -- (CONTINUED)

                                                        FACE
                                                       AMOUNT          VALUE(A)
                                                       ------          --------
VIRGINIA -- 13.7%
  Augusta County Industrial Development
    Authority (Augusta Hospital Corp.),
    5.50%, 9/01/15 ..............................   $  500,000      $   484,110
  Hopewell Industrial Development Authority
    (Stone Container), 8.25%, 6/01/16 ...........      125,000          136,961
  Norfolk Redevelopment & Housing Authority,
    5.875%, 11/01/15 ............................      250,000          251,383
  Richmond Metropolitan Expressway
    Authority, 5.75%, 7/15/22 ...................      250,000          242,993
  Roanoke County Water Systems,
    5.00%, 7/01/21 ..............................      500,000          440,155
                                                                    -----------
                                                                      1,555,602
                                                                    -----------
WASHINGTON -- 3.1%
  Bellevue Convention Center, 0%, 2/01/17 .......    1,290,000          353,021
                                                                    -----------
WYOMING -- 2.6%
  Platte County Pollution Control
    (Basin Electric Power), 5.10%, 1/01/08 ......      300,000          290,682
                                                                    -----------
     TOTAL MUNICIPAL BONDS (Identified
       Cost $10,794,866) ........................                    11,050,429
                                                                    -----------
SHORT TERM INVESTMENT -- 2.0%
  Chevron Oil Finance Company,
    6.00%, 10/02/95 (Cost $235,000) .............      235,000          235,000
                                                                    -----------

TOTAL INVESTMENTS -- 99.3% (Identified Cost
  $11,029,866) ..................................                    11,285,429
            Cash and Receivables ................                       190,163
            Liabilities .........................                      (114,074)
                                                                    -----------
TOTAL NET ASSETS -- 100.0% ......................                   $11,361,518
                                                                    ===========

(a)Security Valuation--Debt securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value.

-------------------------------------------------------------------------------
TELEPHONE NUMBERS
-------------------------------------------------------------------------------

For information about:

[]  Account Procedures and Status     []  New Account Procedures

[]  Redemptions                       []  Prospectuses

[]  Exchanges                         []  Performance

Call 800-343-5678                     Call 800 345-4048

                          ----------------------------
                               MAILING ADDRESSES
                          ----------------------------

FOR EXISTING ACCOUNTS                 FOR NEW ACCOUNT APPLICATIONS ONLY

CGM Shareholder Services              The CGM Funds
c/o Boston Financial Data Services    P.O. Box 449
P.O. Box 8511                         Boston, MA 02117-0449
Boston, MA 02266-8511
--------------------------------------------------------------------------------

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110


TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102


SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

AQR3                                                         Printed in U.S.A.

CGM
FIXED INCOME
FUND

14th Quarterly  Report
September 30, 1995


A No-Load Fund


CGM LOGO
(Man Fencing)


Investment Adviser
CAPITAL GROWTH MANAGEMENT
Limited Partnership

To Our Shareholders:
-------------------------------------------------------------------------------
CGM Fixed Income Fund increased 5.1% during the third quarter of 1995 comparing favorably to an increase of 1.9% for the Merrill Lynch Master Bond Index. For the first nine months of the year, CGM Fixed Income Fund rose 23.2% compared to an increase of 13.6% for the Merrill Lynch Master Bond Index.

The stock market believes the "soft landing" has occurred. Economic expansion has slowed somewhat as indicated by average monthly gains in employment, which are decidely lower than in 1994, but still in the plus territory to the tune of 150,000 additional jobs. Gross Domestic Product increased at a rate of just 1.1% in the second quarter versus a 2.7% gain in the first quarter. However, we expect the rate could climb to roughly 2.5% in the recently completed third quarter. Nonetheless, the pace of recovery is hardly strong enough to rekindle fears of inflation. Some heavy capital goods sectors of the economy are slowing, but we could see gains in consumer spending now that the hot summer is over. Though the signals are mixed, we believe the slow recovery is still under way.

Sizeable gains in corporate profits combined with lower interest rates have fueled an unusually strong stock market this year. Seldom does the cost of money decline while the economy is improving. From this point in the economic cycle, we can expect moderate gains in profits and level or even slightly lower interest rates resulting in more modest gains in security prices.

Given the current scenario, why could long-term bond rates decline from present levels? Simply answered, the bond market is influenced by more than supply and demand for funds. Factors that could nudge rates lower are reduced inflation, some progress in curbing government spending, lowering the budget deficit and perhaps, down the road, a balanced budget. Bond investors would be impressed by early signs of a change in direction toward fiscal conservatism.

Though the equity market has increased nearly 30% this year as measured by the S&P 500, we cannot expect the momentum to continue at the same rate. Signs of short-term, long-overdue corrections are appearing in share prices of technology and telecommunications companies. Overall, however, the market seems to be in a mid-range of value relative to reported earnings which bodes well for the convertible holdings in the CGM Fixed Income Fund portfolio.

In the third quarter, CGM Fixed Income Fund continued to benefit from manageable new issue volume and ongoing demand for any sort of higher yielding investment grade paper. Portfolio performance can be attributed to credit selection, a narrowing in quality spread and the strong performance of convertible securities.

CGM Fixed Income Fund holds significant positions in banks, airlines and paper companies. The three largest holdings are Citicorp, Chemical Banking Corp. and Bowater, Inc.


                                              /s/ Robert L. Kemp
                                              ---------------------------
                                                  Robert L. Kemp
                                                  President

October 12, 1995
-------------------------------------------------------------------------------

INVESTMENT PERFORMANCE
(unaudited)

Total Return for Periods Ended September 30, 1995

                                              CGM FIXED   THE FUND'S AVERAGE
                                             INCOME FUND  ANNUAL TOTAL RETURN
                                             -----------  -------------------
3 Years ......................................  +34.3%         +10.3%
1 Year .......................................  +18.8           18.8
3 Months .....................................  + 5.1             --

The Fund's average annual total return since inception (March 17, 1992) through September 30, 1995 is +11.5%. The adviser has agreed to limit the Fund's total operating expenses to 0.85% of its average net assets annually through December 31, 1995. Otherwise the total return since inception, and for the three-year, one-year and three-month & periods ended September 30, 1995, would have been lower.

The performance data contained in the report represent past performance, which is no guarantee of future results. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
INVESTMENTS AS OF SEPTEMBER 30, 1995
(unaudited)
BONDS -- 66.2% OF TOTAL NET ASSETS
                                                        FACE
                                                       AMOUNT          VALUE(A)
                                                       ------          --------
AIRLINES -- 8.8%
  AMR Corp., 9.00%, 8/01/12 ....................... $1,000,000      $ 1,071,110
  UAL Corp., 6.375%, 2/01/25 (Convertible).........  1,500,000        1,655,625
                                                                    -----------
                                                                      2,726,735
                                                                    -----------
AUTO & RELATED -- 3.0%
  Poindexter JB, Inc., 12.50%, 5/15/04 ............  1,000,000          945,000
                                                                    -----------
BANKS -- MONEY CENTER -- 1.6%
  Morgan J.P. & Co., Inc., 7.25%, 10/01/10 ........    500,000          496,250
                                                                    -----------
BASIC MATERIALS -- 3.5%
  USX Marathon Group, 9.125%, 1/15/13 .............  1,000,000        1,094,500
                                                                    -----------
BROKERS/INVESTMENT SERVICES -- 3.5%
  Lehman Brothers Holdings, Inc., 8.50%, 5/01/07 ..  1,000,000        1,075,320
                                                                    -----------
CHEMICALS -- MAJOR -- 3.3%
  Polymer Group, Inc., 12.75%, 7/15/02 ............  1,000,000        1,030,000
                                                                    -----------
CONSUMER CYCLICALS -- 3.4%
  Emhart Corp., 9.25%, 8/15/16 ....................  1,000,000        1,064,170
                                                                    -----------
ELECTRONIC & COMMUNICATIONS EQUIPMENT -- 3.3%
  Telephone & Data Systems, Inc., 8.40%, 2/24/23 ..  1,000,000        1,028,750
                                                                    -----------
FOREST PRODUCTS -- 3.6%
  Georgia Pacific Corp., 9.50%, 5/15/22 ...........  1,000,000        1,119,150
                                                                    -----------
(unaudited)
BONDS -- (CONTINUED)
                                                        FACE
                                                       AMOUNT          VALUE(A)
                                                       ------          --------
HOME BUILDING PRODUCTS -- 3.4%
  Centex Corp., 8.75%, 3/01/07 .................... $1,000,000      $ 1,069,550
                                                                    -----------
HOTELS & RESTAURANTS -- 3.0%
  Flagstar Corp., 10.75%, 9/15/01 .................  1,000,000          940,000
                                                                    -----------
MEDIA -- 3.2%
  Tele Communications, Inc., 8.75%, 2/15/23 .......  1,000,000        1,003,400
                                                                    -----------
METALS & MINING -- 3.5%
  Newmont Gold Co., 9.25%, 7/05/12 ................  1,000,000        1,103,750
                                                                    -----------
PAPER PRODUCTS/CONSUMER -- 3.9%
  Stone Container Corp., 8.875%, 7/15/00 (Convertible) 700,000        1,225,000
                                                                    -----------
PERIPHERALS -- 5.3%
  Seagate Technology, 5.00%, 11/01/03 (Convertible). 1,000,000        1,651,250
                                                                    -----------
PLASTICS -- 3.3%
  Berry Plastics Corp., 12.25%, 4/15/04 ............ 1,000,000        1,030,000
                                                                    -----------
UTILITIES -- 6.6%
  GGIB Funding Corp., 7.43%, 1/15/11 ...............   985,325          961,618
  Great Lakes Power, Inc., 9.00%, 8/01/04 .......... 1,000,000        1,077,310
                                                                    -----------
                                                                      2,038,928
                                                                    -----------
TOTAL BONDS (Identified Cost $20,065,146) ..........                 20,641,753
                                                                    -----------
PREFERRED STOCKS -- 23.5%
                                                      SHARES
                                                      ------
AIRLINES -- 5.4%
  Delta Air Lines, Inc., $3.50 (Convertible) .......    30,000        1,702,500
                                                                    -----------
BANKS -- MONEY CENTER -- 9.1%
  Citicorp, $5.375 (Convertible) ...................    15,000        2,842,500
                                                                    -----------
FINANCIAL SERVICES -- 1.6%
  Morgan Stanley Financial, $2.10 ..................    20,000          505,000
                                                                    -----------
(unaudited)
PREFERRED STOCKS -- (CONTINUED)
                                                      SHARES         VALUE
                                                      ------         -----
REAL ESTATE INVESTMENT TRUSTS -- 1.7%
  Oasis Residential, Inc., $2.25 (Convertible) ......   20,000      $   517,500
                                                                    -----------
PAPER PRODUCTS/COSUMER -- 5.7%
  Bowater, Inc., $1.645 (Convertible) ...............   45,000        1,766,250
                                                                    -----------
TOTAL PREFERRED STOCKS (Identified Cost $5,823,323) .                 7,333,750
                                                                    -----------
COMMON STOCK -- 8.6%
  Chemical Banking Corp. (Identified Cost $1,908,750)   43,930        2,674,239
                                                                    -----------
COMMON STOCK WARRANTS -- 0.1%
  BPC Holdings Corp., Exp. 4/15/04 (Identified Cost $0)  1,000           15,000
                                                                    -----------
                                                        FACE
 SHORT TERM INVESTMENT -- 0.3%                         AMOUNT
                                                       -------
  Chevron Oil Finance Company, 6.00%, 10/02/95
   (Cost $100,000) .................................. $100,000          100,000
                                                                    -----------
TOTAL INVESTMENTS -- 98.7% (Identified Cost $27,897,219) ......      30,764,742
            Cash and Receivables ..............................         458,482
            Liabilities .......................................         (46,888)
                                                                    -----------
TOTAL NET ASSETS -- 100% ......................................     $31,176,336
                                                                    ===========
(a) Security valuation -- Corporate debt securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. United States Government debt securities are valued at the current closing bid, as last reported by a pricing service approved by the Board of Trustees. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value.

-------------------------------------------------------------------------------
TELEPHONE NUMBERS
-------------------------------------------------------------------------------

For information about:

[]  Account Procedures and Status     []  New Account Procedures

[]  Redemptions                       []  Prospectuses

[]  Exchanges                         []  Performance

Call 800-343-5678                     Call 800 345-4048

                          ----------------------------
                               MAILING ADDRESSES
                          ----------------------------

FOR EXISTING ACCOUNTS                 FOR NEW ACCOUNT APPLICATIONS ONLY

CGM Shareholder Services              The CGM Funds
c/o Boston Financial Data Services    P.O. Box 449
P.O. Box 8511                         Boston, MA 02117-0449
Boston, MA 02266-8511
------------------------------------------------------------------------------

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110


TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102


SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

FQR3                                                         Printed in U.S.A.

CGM
MUTUAL FUND
262nd Quarterly  Report
September 30, 1995

A No-Load Fund


CGM LOGO
Man Fencing


Investment Adviser
CAPITAL GROWTH MANAGEMENT
Limited Partnership

TO OUR SHAREHOLDERS:

CGM Mutual Fund increased 6.6% During the third quarter of 1995 compared to an increase of 7.9% For the unmanaged Standard & Poor's 500 Index and an increase of 1.9% For the Merrill Lynch Master Bond Index. Returns for the first nine months of the year were +22.8% For CGM Mutual Fund; +29.7% For the unmanaged S&P 500; and +13.6% For the Merrill Lynch Master Bond Index.

The stock market believes the "soft landing" has occurred. Economic expansion has slowed somewhat as indicated by average monthly gains in employment, which are decidely lower than in 1994, but still in the plus territory to the tune of 150,000 additional jobs. Gross Domestic Product increased at a rate of just 1.1% In the second quarter versus a 2.7% Gain in the first quarter. However, we expect the rate could climb to roughly 2.5% In the recently completed third quarter. Nonetheless, the pace of recovery is hardly strong enough to rekindle fears of inflation. Some heavy capital goods sectors of the economy are slowing, but we could see gains in consumer spending now that the hot summer is over. Though the signals are mixed, we believe the slow recovery is still under way.

Sizeable gains in corporate profits combined with lower interest rates have fueled an unusually strong stock market this year. Seldom does the cost of money decline while the economy is improving. From this point in the economic cycle, we can expect moderate gains in profits and level or even slightly lower interest rates resulting in more modest gains in security prices.

Given the current scenario, why could long-term bond rates decline from present levels? Simply answered, the bond market is influenced by more than supply and demand for funds. Factors that could nudge rates lower are reduced inflation, some progress in curbing government spending, lowering the budget deficit and perhaps, down the road, a balanced budget. Bond investors would be impressed by early signs of a change in direction toward fiscal conservatism.

Though the equity market has increased nearly 30% this year as measured by the S&P 500, we cannot expect the momentum to continue at the same rate. Signs of short-term, long-overdue corrections are appearing in share prices of technology and telecommunications companies. Overall, however, the market seems to be in a mid-range of value relative to reported earnings.

CGM Mutual Fund was 25% invested in corporate bonds, government bonds and treasury bills as of September 30. The two largest equity positions are in the bank and airlines industries. The three largest holdings are Chemical Banking Corporation, Citicorp and Hewlett-Packard Company.


                                           /s/ Robert L. Kemp
                                           ------------------------------------
                                               Robert L. Kemp
                                               President
October 12, 1995

--------------------------------------------------------------------------
INVESTMENT PERFORMANCE
(unaudited)

Total Return for Periods Ended September 30, 1995

                                                     THE FUND'S AVERAGE
                                CGM MUTUAL FUND      ANNUAL TOTAL RETURN
                              -------------------  -----------------------

10 Years ...................        +333.0%                +15.8%
5 Years ....................        +119.5                 +17.0
1 Year .....................        + 18.6                 +18.6
3 Months ...................        +  6.6                    --

The percentage figures for the Fund are based upon the beginning net asset values of $18.31, $20.40, $26.61 and $28.64, respectively, and the September 30, 1995 asset value of $30.33 per share assuming the reinvestment of income dividends, capital gains and paid-in capital distributions during such respective periods.

The performance data contained in this report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

INVESTMENTS AS OF SEPTEMBER 30, 1995
(unaudited)

COMMON STOCKS -- 74.8% OF TOTAL NET ASSETS

                                                     SHARES            VALUE(A)
                                                     ------            --------
AEROSPACE -- 5.2%
  Boeing Company ..............................     901,000        $ 61,493,250
                                                                   ------------
AIRLINES -- 16.4%
  AMR Corporation .............................     746,000          53,805,250
  Northwest Airlines Corporation ..............   1,590,000          67,575,000
  UAL Corporation .............................     415,000          70,913,125
                                                                  -------------
                                                                    192,293,375
                                                                  -------------
ALUMINUM -- 5.1%
  Aluminum Company of America .................   1,128,600          59,674,725
                                                                  -------------
AUTO & RELATED -- 5.1%
  Volvo AB ADR ................................   2,450,000          60,025,000
                                                                 --------------
BANKS -- MONEY CENTER -- 20.5%
  Bankers Trust New York Corporation ..........     735,000          51,633,750
  Chemical Banking Corporation ................   1,580,000          96,182,500
  Citicorp ....................................   1,317,500          93,213,125
                                                                 --------------
                                                                    241,029,375
                                                                 --------------
ELECTRONIC & COMPUTER EQUIPMENT -- 7.1%
  Hewlett-Packard Company .....................   1,002,000          83,541,750
                                                                 --------------
FOOD -- RETAILERS/WHOLESALERS -- 5.4%
  Philip Morris Companies, Inc. ...............     755,000          63,042,500
                                                                 --------------
MISCELLANEOUS -- 2.7%
  NIKE, Inc. ..................................     280,000          31,115,000
                                                                 --------------
PAPER PRODUCTS/CONSUMER -- 4.1%
  Bowater, Inc. ...............................   1,024,200          47,753,325
                                                                 --------------
REAL ESTATE INVESTMENT TRUSTS -- 3.2%
  Beacon Properties Corporation ...............     859,200          18,365,400
  Pacific Gulf Properties .....................     380,000           6,175,000
  Reckson Associates Realty Corporation........     500,000          13,250,000
                                                                 --------------
                                                                     37,790,400
                                                                 --------------
TOTAL COMMON STOCKS (Identified Cost
  $723,258,061) ...............................                     877,758,700
                                                                 --------------

BONDS AND BILLS -- 24.9%
                                                     FACE
                                                    AMOUNT           VALUE (A)
                                                    ------           ---------
INDUSTRIAL BONDS -- 4.2%
  Kaiser Aluminum & Chemical Corporation,
    12.75%, 2/01/03 ........................... $ 20,000,000     $   21,650,000
  Rohr, Inc., 11.625%, 5/15/03 ................    5,000,000          5,325,000
  Stone Container Corporation,
    9.875%, 2/01/01 ...........................   23,000,000         22,712,500
                                                                 --------------
                                                                     49,687,500
                                                                 --------------
UNITED STATES TREASURY -- 20.7%
  United States Treasury Bills,
    5.30%, 6/27/96 ............................  150,000,000        144,015,000
  United States Treasury Bills,
    5.315%, 7/25/96 ...........................   70,860,000         67,732,240
  United States Treasury Bonds,
    7.625%, 2/15/25 ...........................   27,000,000         30,573,180
                                                                 --------------
                                                                    242,320,420
                                                                 --------------
TOTAL BONDS AND BILLS (Identified Cost $292,214,872) ......         292,007,920
                                                                 --------------
SHORT-TERM INVESTMENT -- 0.2%
 Chevron Oil Finance Company,
   6.00%, 10/ 02/95 (Cost $2,080,000) .........    2,080,000          2,080,000
                                                                 --------------
  TOTAL INVESTMENTS -- 99.9%
    (Identified Cost $1,017,552,933) ......................       1,171,846,620
  Cash and Receivables ....................................          22,485,052
  Liabilities .............................................         (21,434,706)
                                                                 --------------
  TOTAL NET ASSETS -- 100% ................................      $1,172,896,966
                                                                 ==============

(a)Security valuation -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system, or if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Corporate debt securities (other than short-term notes having a maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. U.S. Government debt securities are valued at the current closing bid, as last reported by a pricing service approved by the Board of Trustees. Short-term notes having a maturity of less than sixty days are stated at amortized cost, which approximates value.

-------------------------------------------------------------------------------
TELEPHONE NUMBERS
-------------------------------------------------------------------------------

For information about:

[]  Account Procedures and Status     []  New Account Procedures
[]  Redemptions                       []  Prospectuses
[]  Exchanges                         []  Performance
Call 800-343-5678                     Call 800 345-4048

                          ----------------------------
                               MAILING ADDRESSES
                          ----------------------------

FOR EXISTING ACCOUNTS                 FOR NEW ACCOUNT APPLICATIONS ONLY
CGM Shareholder Services              The CGM Funds
c/o Boston Financial Data Services    P.O. Box 449
P.O. Box 8511                         Boston, MA 02117-0449
Boston, MA 02266-8511


--------------------------------------------------------------------------------------------------------------------
                                              25 YEAR INVESTMENT RECORD
                                 DECEMBER 31, 1969 -- SEPTEMBER 30, 1995 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
                           IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1969
--------------------------------------------------------------------------------------------------------------------
                    --AND HAD TAKEN ALL DIVIDENDS                   OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                       AND DISTRIBUTIONS IN CASH                          GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
                ----------------------------------------------------------------------------------------------------
                                 DURING THE YEAR
                             YOU WOULD HAVE RECEIVED                                WHICH WOULD REPRESENT
                             -----------------------------               -------------------------------------------
                                                              THE VALUE OF                 A CUMULATIVE
                   THE NET                                   YOUR ORIGINAL                    CHANGE
                  ASSET VALUE      PER SHARE      PER SHARE    INVESTMENT        AN          EXPRESSED
    ON             OF YOUR       CAPITAL GAINS     INCOME       AT EACH         ANNUAL    AS AN INDEX WITH
 DECEMBER         SHARE WOULD     DISTRIBUTIONS   DIVIDENDS    YEAR END      TOTAL RETURN   DECEMBER 31,
    31             HAVE BEEN          OF             OF     WOULD HAVE BEEN      OF         1969 = 100.0
--------------------------------------------------------------------------------------------------------------------
   1969            $14.60                                         --            --            100.0
   1970             13.89            $ 0.60       $ 0.50       $ 15.04        +   3.0         103.0
   1971             15.37              0.35         0.41         17.55        +  16.7         120.2
   1972             16.20              0.35         0.42         19.46        +  10.9         133.3
   1973             14.20              0.42         0.42         18.00        -   7.5         123.3
   1974             10.27              --           0.46         13.54        -  24.8          92.7
   1975             12.44              --           0.43         16.99        +  25.5         116.4
   1976             13.96              --           0.43         19.69        +  15.9         134.9
   1977             12.88              --           0.52         18.88        -   4.1         129.3
   1978             12.83              --           0.65         19.81        +   4.9         135.7
   1979             13.81              --           0.72         22.52        +  13.7         154.3
   1980             14.85              --           0.88         25.86        +  14.8         177.1
   1981             13.90              --           0.97         25.88        +   0.1         177.3
   1982             18.16              --           1.09         36.49        +  41.0         250.0
   1983             18.81              --           1.09         40.11        +   9.9         274.7
   1984             17.01              1.86         0.95         42.63        +   6.3         292.0
   1985             21.53              --           1.08         57.34        +  34.5         392.8
   1986             22.86              2.75         0.94         71.74        +  25.1         491.3
   1987             20.40              4.52         1.06         81.56        +  13.7         558.7
   1988             19.94              --           1.10         84.17        +   3.2         576.5
   1989             22.34              0.95         0.93        102.44        +  21.7         701.6
   1990             21.64              --           0.93*       103.57        +   1.1         709.4
   1991             26.80              2.64         0.97        145.93        +  40.9         999.5
   1992             26.02              1.42         0.93        154.83        +   6.1        1060.5
   1993             28.88              1.93         0.86        188.58        +  21.8        1291.6
   1994             25.05              --           1.04        170.29        -   9.7        1166.4
   1995(9/30)       30.33              --           0.40        209.12        +  22.8**      1432.3
                                     -----         -----                       ------
    Totals                           $17.79       $20.18                      +1332.3
--------------------------------------------------------------------------------------------------------------------
*Includes $0.05 per share distributed from paid-in capital.
**Total return for the nine months ended September 30, 1995.

The table above covers the period from the end of 1969 to September 30, 1995. Shares were first offered on November
5, 1929; the net asset value per share, adjusted for stock splits and dividends, was $8.33.
--------------------------------------------------------------------------------------------------------------------
The performance data contained in this report represent past performance, which is no guarantee of future results.
The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors'
shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110


TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102


SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266


This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

MQR3                                                         Printed in U.S.A.

CGM
REALTY FUND

6th Quarterly  Report
September 30, 1995


A No-Load Fund


CGM LOGO
(Man Fencing)


Investment Adviser
CAPITAL GROWTH MANAGEMENT
Limited Partnership

TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
CGM Realty Fund increased 8.2% during the third quarter of 1995 which compares favorably to the National Association of Real Estate Investment Trust's Equity REIT Index which rose 4.7% during the same period. For the first nine months of the year, CGM Realty Fund increased 13.7% compared to the NAREIT Equity REIT Index which rose 10.7%.

The stock market believes the "soft landing" has occurred. Economic expansion has slowed somewhat as indicated by average monthly gains in employment, which are decidedly lower than in 1994, but still in the plus territory to the tune of 150,000 additional jobs. Gross Domestic Product increased at a rate of just 1.1% in the second quarter versus a 2.7% gain in the first quarter. However, we expect the rate could climb to roughly 2.5% in the recently completed third quarter. Nonetheless, the pace of recovery is hardly strong enough to rekindle fears of inflation. Some heavy capital goods sectors of the economy are slowing, but we could see gains in consumer spending now that the hot summer is over. Though the signals are mixed, we believe the slow recovery is still under way.

Sizeable gains in corporate profits combined with lower interest rates have fueled an unusually strong stock market this year. Seldom does the cost of money decline while the economy is improving. From this point in the economic cycle, we can expect moderate gains in profits and level or even slightly lower interest rates resulting in more modest gains in security prices.

Given the current scenario, why could long-term bond rates decline from present levels? Simply answered, the bond market is influenced by more than supply and demand for funds. Factors that could nudge rates lower are reduced inflation, some progress in curbing government spending, lowering the budget deficit and perhaps, down the road, a balanced budget. Bond investors would be impressed by early signs of a change in direction toward fiscal conservatism.

Though the equity market has increased nearly 30% this year as measured by the S&P 500, we cannot expect the momentum to continue at the same rate. Signs of short-term, long-overdue corrections are appearing in share prices of technology and telecommunications companies. Overall, however, the market seems to be in a mid-range of value relative to reported earnings.

CGM Realty Fund is primarily committed to hotel and office and industrial
REITs in recognition of what we believe to be the highest growth potential and lowest valuations of these property types. The Fund is 43% invested in hotel REITs; 21% in office and industrial REITs; 16% in storage REITs; 14% in apartment REITs; and 5% in homebuilding stocks. The Fund's three largest holdings are Felcor Suite Hotels, Inc., Innkeepers USA Trust and Sunstone Hotel Investments, Inc.

                                            /s/Robert L. Kemp
                                            -----------------------------------
                                               Robert L. Kemp
                                               President
October 12, 1995

INVESTMENT PERFORMANCE
(unaudited)

Total Return for Periods Ended September 30, 1995

                                                            NAREIT
                                  CGM REALTY FUND      EQUITY REIT INDEX
                                -------------------  ---------------------

1 Year .......................        +15.3%                +10.7%
9 Months .....................        +13.7                 +10.7
3 Months .....................        + 8.2                 + 4.7

The Fund's average annual total return since inception (May 13, 1994) through September 30, 1995 is +9.9%. The adviser has agreed to limit the Fund's total operating expenses to 1.00% of its average net assets through December 31, 1995. Otherwise, the Fund's total return since inception and for the one-year, nine-month and three-month periods ended September 30, 1995 would have been lower.

The performance data contained in the report represent past performance, which is no guarantee of future results. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

IVESTMENTS AS OF SEPTEMBER 30, 1995
(unaudited)
REAL ESTATE INVESTMENT TRUSTS -- 98.7% OF TOTAL NET ASSETS

                                                     SHARES         VALUE(A)
                                                     ------         --------
APARTMENTS -- 14.1%
  Bay Apartment Community, Inc. ..............       108,800      $ 2,339,200
  Mid-America Apartment Communities, Inc. ....        28,100          695,475
  South West Property Trust, Inc. ............        71,500          911,625
  Walden Residential Properties, Inc. ........       110,000        2,076,250
                                                                  -----------
                                                                    6,022,550
                                                                  -----------
HOME BUILDERS -- 5.1%
  NVR, Inc. ..................................       220,500        2,149,875
                                                                  -----------

HOTELS -- 42.8%
  Equity Inns, Inc. ..........................       187,000        2,197,250
  Felcor Suite Hotels, Inc. ..................       220,000        6,600,000
  Innkeepers USA Trust .......................       255,000        2,422,500
  RFS Hotel Investments, Inc. ................       147,000        2,241,750
  Sunstone Hotel Investments, Inc. ...........       248,000        2,387,000
  Winston Hotels .............................       211,500        2,379,375
                                                                  -----------
                                                                   18,227,875
                                                                  -----------
OFFICE & INDUSTRIAL -- 21.0%
  Beacon Properties Corporation...............       100,300        2,143,912
  Cali Realty Corporation ....................       116,400        2,357,100
  Highwoods Properties, Inc...................        84,500        2,228,687
  Reckson Associates Realty Corporation ......        83,300        2,207,450
                                                                  -----------
                                                                    8,937,149
                                                                  -----------

(unaudited)
REAL ESTATE INVESTMENT TRUSTS -- (CONTINUED)

                                                      SHARES         VALUE(A)
                                                      ------         --------
SELF-STORAGE -- 15.7%
  Shurgard Storage Centers, Inc. .............        86,900      $ 2,161,638
  Sovran Self Storage, Inc. ..................        93,500        2,325,813
  Storage USA, Inc. ..........................        71,000        2,192,125
                                                                  -----------
                                                                    6,679,576
                                                                  -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified Cost $37,756,904)...............                     42,017,025
                                                                  -----------
                                                       FACE
                                                      AMOUNT
                                                      ------
SHORT-TERM INVESTMENT -- 0.8%
  Chevron Oil Finance Company, 6.00%, 10/02/95
   (Cost $350,000) ...........................      $350,000          350,000
                                                                  -----------
TOTAL INVESTMENTS -- 99.5% (Identified Cost
   $38,106,904) ..............................                     42,367,025
  Cash and Receivables .......................                        442,430
  Liabilities ................................                       (214,061)
                                                                   -----------
  TOTAL NET ASSETS -- 100.0% .................                     $42,595,394
                                                                   ===========

(a) Security valuation -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system, or if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term notes having a maturity of less than sixty days are stated at amortized cost, which approximates value.

-------------------------------------------------------------------------------
                                TELEPHONE NUMBERS
-------------------------------------------------------------------------------

For information about:

[]  Account Procedures and Status     []  New Account Procedures

[]  Redemptions                       []  Prospectuses

[]  Exchanges                         []  Performance

Call 800-343-5678                     Call 800 345-4048

                          ----------------------------
                               MAILING ADDRESSES
                          ----------------------------

FOR EXISTING ACCOUNTS                 FOR NEW ACCOUNT APPLICATIONS ONLY

CGM Shareholder Services              The CGM Funds
c/o Boston Financial Data Services    P.O. Box 449
P.O. Box 8511                         Boston, MA 02117-0449
Boston, MA 02266-8511

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110


TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102


SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266

This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

RQR3                                                         Printed in U.S.A.